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                                                                     EXHIBIT 15

Exhibit 15--Letter Re: Unaudited Interim Financial Information

Board of Directors
AmSouth Bancorporation

We are aware of the incorporation by reference in the following Registration Statements and in their related Prospectuses, of our report dated May 11, 2001, relating to the unaudited consolidated financial statements of AmSouth Bancorporation and subsidiaries which are included in its Form 10-Q for the quarter ended March 31 , 2001:

  Form S-3 No. 33-55683 pertaining to the AmSouth Bancorporation Dividend
   Reinvestment and Common Stock Purchase Plan;
  Form S-8 No. 33-52243 pertaining to the assumption by AmSouth
   Bancorporation of FloridaBank Stock Option Plan and FloridaBank Stock Option Plan-1993;
  Form S-8 No. 33-52113 pertaining to the AmSouth Bancorporation 1989 Long
   Term Incentive Compensation Plan;
  Form S-8 No. 33-35218 pertaining to the AmSouth Bancorporation 1989 Long
   Term Incentive Compensation Plan;
  Form S-8 No. 33-37905 pertaining to the AmSouth Bancorporation Thrift Plan; Form S-8 No. 33-2927 (as amended) pertaining to the AmSouth Bancorporation
   Employee Stock Purchase Plan;
  Form S-3 No. 33-35280 pertaining to the AmSouth Bancorporation Dividend
   Reinvestment and Common Stock Purchase Plan;
  Form S-8 No. 333-05631 pertaining to the AmSouth Bancorporation 1996 Long
   Term Incentive Compensation Plan;
  Form S-8 No. 333-27107 pertaining to the AmSouth Bancorporation Employee
   Stock Purchase Plan;
  Form S-8 No. 333-41599 pertaining to the AmSouth Bancorporation Deferred
   Compensation Plan and the Amended and Restated Deferred Compensation Plan for Directors of AmSouth Bancorporation;
  Form S-3 No. 333-44263 pertaining to the AmSouth Bancorporation Shelf
   Registration Statement;
  Form S-8 No. 333-76283 pertaining to the AmSouth Bancorporation Stock
   Option Plan for Outside Directors,
  Form S-8 No. 333-89451 pertaining to the First American Corporation 1993
   Non-Employee Director Stock Option Plan;
  Form S-8 No. 333-89455 pertaining to the First American Corporation 1999
   Broad-Based Employee Stock Option Plan;
  Form S-8 No. 333-89457 pertaining to the First American Corporation Star
   Award Plan;
  Form S-8 No. 333-89459 pertaining to the Deposit Guaranty Corporation Long
   Term Incentive Plans;
  Form S-8 No. 333-89461 pertaining to the First American Corporation 1991
   Employee Stock Incentive Plan;
  Form S-8 No. 333-89633 pertaining to the First American Corporation First
   Incentives Reward Savings Thrift Plan;
  Form S-3 No. 333-42542 pertaining to the AmSouth Bancorporation Dividend
   Reinvestment and Common Stock Purchase Plan;
  Form S-8 No. 333-42554 pertaining to the AmSouth Bancorporation Thrift
   Plan;
  Form S-8 No. 333-42556 pertaining to the AmSouth Bancorporation Employee
   Stock Purchase Plan;
  Form S-8 No. 333-42558 pertaining to the AmSouth Bancorporation Amended and
   Restated 1991 Employee Stock Incentive Plan; and
  Form S-8 No. 333-42560 pertaining to the Pioneer Bancshares, Inc. Long-Term
   Incentive Plan.

Pursuant to Rule 436(c) of the Securities Act of 1933 our reports are not a part of the registration statements prepared or certified by accountants within the meaning of Sections 7 or 11 of the Securities Act of 1933.

                                             /s/ ERNST & YOUNG LLP

   Birmingham, Alabama
   May 11, 2001